UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2013

BLUE CALYPSO, INC.

 (Exact Name of Small Business Issuer as Specified in Its Charter)

Delaware State or other jurisdiction of incorporation)	000-53981 (Commission File Number)	20-8610073 (IRS Employer Identification Number)

19111 North Dallas Parkway Suite 200 Dallas, TX (Address of principal executive offices)	75287 (Zip Code)

Registrant’s telephone number, including area code:  (972) 695-4776

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02

Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 26, 2013, management of Blue Calypso, Inc. (the “Company”), after consulting with the Company’s Audit Committee and with the Company’s newly appointed Independent Registered Public Accounting Firm, Marcum LLP, changed its accounting for certain of the Company’s warrants previously issued in connection with preferred stock and common stock and conversion features related to previously issued convertible notes which were recorded in periods prior to the engagement of Marcum LLP in order to comply with US GAAP. Such warrants and the embedded conversion options should have been reflected as liabilities on the consolidated balance sheets included in the Company’s previously filed Annual Report on Form 10-K for the year ended December 31, 2012 (the “Annual Report”) and the Quarterly Reports on Form 10-Q for the periods ended March 31, 2012, June 30, 2012, September 30, 2012 and March 31, 2013 (the “Quarterly Reports”), rather than as a component of equity. In addition, management determined that the Company had not properly accreted compensation expense for certain restricted stock grants in 2012. The Company also discovered certain errors in our condensed statement of cash flows for the six months ended June 30, 2012. As a result of this change in accounting treatment, the consolidated financial statements in the Annual Report and the Quarterly Reports should no longer be relied upon. The Company intends to file amendments to the Annual Report and the Quarterly Reports as soon as possible.

Specifically, the change in treatment of the warrants and the conversion feature embedded in certain convertible notes and the accretion of stock compensation will result in a change to the equity, and liability portions of the consolidated balance sheets at the aforementioned reporting dates and will result in a gain or loss on the fair value of the derivative liabilities and additional stock compensation expense which will impact results of operations and earnings (loss) per share as reported in our statement of operations for such periods.

The Company’s management, the Audit Committee and the full Board of Directors intend to review the effectiveness of the Company’s internal controls over financial reporting and its disclosure controls and procedures in the course of completing the restatement process.  The Company will amend any disclosures pertaining to its evaluation of such controls and procedures as appropriate in connection with future filings.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment-decisions.  This Current Report on Form 8-K may contain these types of statements, which are “forward-looking statements” within the meaning of the Private securities Litigation Reform Act of 1995, and which involves risks, uncertainties and reflect the Company’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Dated: August 28, 2013

/s/ David Polster

David Polster

Chief Financial Officer